PIMCO Funds

Supplement dated June 28, 2019 to the Municipal Value Funds Prospectus dated January 2, 2019, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund (each, a “Fund” and together, the “Funds”)

Changes to the Prospectus regarding the Funds’ primary benchmarks that were previously disclosed in a supplement dated May 31, 2019, were scheduled to be effective on June 28, 2019. These changes will now be effective on July 1, 2019. In addition, effective July 1, 2019, each Fund’s secondary benchmark is removed. Accordingly, effective July 1, 2019, all references to each Fund’s secondary benchmark in the Prospectus are hereby deleted in their entirety.

Investors Should Retain This Supplement for Future Reference

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